Exhibit 10.35


                                    GUARANTEE


                  GUARANTEE, dated as of October 2, 1996, made by WirelessCo, L.P., a Delaware limited partnership (the "Guarantor"), in favor of the Trustees under the Trust Agreement described below for the benefit of the Secured Parties that are the beneficiaries of the Trust Estate under the Trust Agreement.


                              W I T N E S S E T H:


                  WHEREAS, the Secured Parties have severally agreed to make loans and other extensions of credit to Sprint Spectrum L.P., a Delaware limited partnership (the "Borrower");

                  WHEREAS, the Borrower and the Guarantor are engaged in related businesses, and the Guarantor will derive substantial direct and indirect benefit from the making of such loans and other extensions of credit by the Secured Parties; and

                  WHEREAS, it is a condition precedent to the obligation of the Secured Parties to make their respective loans and other extensions of credit to the Borrower that the Guarantor shall have executed and delivered this Guarantee to the Trustees;

                  NOW, THEREFORE, the Guarantor hereby agrees with the Trustees for the benefit of the Secured Parties as follows:

                  1. Defined Terms. (a) As used in this Guarantee, the follow-ing terms shall have the following meanings:

                  "Contractual Obligations": as to any Person, any provision of any security issued by such Person or of any agreement, indenture, in-strument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Corporate Trustee": First Union National Bank, as Corporate Trustee under the Trust Agreement, and its successors pursuant to the Trust Agreement.

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising execu-tive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantee": this Guarantee, as the same may be amended, supplemented otherwise modified from time to time.

                  "Individual Trustee": Kenneth D. Benton, as Individual Trustee under the Trust Agreement, and his successors pursuant to the Trust Agreement.

                  "Lien": any mortgage, pledge, hypothecation, assignment, de-posit arrangement, encumbrance, lien (statutory or other), charge or other security interest of any kind or nature whatsoever.

                  "Notice of Enforcement":  as defined in the Trust Agreement.

                  "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Requirement of Law": as to any Person, the partnership agreement, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination, judgment, writ, injunction, decree or order of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Secured Parties":  as defined in the Trust Agreement.

                  "Secured Obligations":  as defined in the Trust Agreement.

                  "Secured Obligation Commitments": all commitments by Secured Parties to make loans or extend other credit to the Borrower that, when so made or extended, would constitute Secured Obligations.

                  "Security Document":  as defined in the Trust Agreement.

                  "Trust Agreement": the Trust Agreement, dated as of October 2, 1996, among the Borrower and the Trustees, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Trust Estate":  as defined in the Trust Agreement.

                  "Trustees": the collective reference to the Corporate Trustee and the Individual Trustee.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and paragraph references are to this Guarantee unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. Guarantee. (a) Subject to the provisions of paragraph 2(b), the Guarantor, as primary obligor and not merely as surety, hereby unconditionally and irrevocably guarantees to the Trustees and their respective successors and assigns, for the benefit of the Secured Parties, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations. The Guarantor, as primary obligor and not merely as surety, further agrees to pay any and all reasonable expense (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Trustees in enforcing any rights to, or collecting, any or all of the Secured Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

                  (b) Anything herein, in the Trust Agreement or in any Secured Instrument or Security Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder, and under any other document, agreement or instrument entered into in connection with the Trust Agreement or the Secured Obligations, shall in no event exceed the maximum aggregate amount equal to the largest amount that would not render its obligations hereunder and thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law.

                  (c) This Guarantee shall remain in full force and effect until the Secured Obligations are paid and performed in full and all Secured Obligation Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Secured Obligations.

                  (d) The Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Trustees or any Secured Party hereunder.

                  (e) No payment or payments made by the Borrower, the Guarantor, any other guarantor or any other Person or received or collected by the Trustees or any Secured Party from the Borrower, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Secured Obligations, remain liable for the Secured Obligations up to the maximum liability of the Guarantor hereunder until the Secured Obligations are paid in full and the Secured Obligation Commitments are terminated.

                  3. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Secured Party, the Guarantor shall not be entitled to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, including Section 509 thereof, or otherwise) of the Trustees or any Secured Party against the Borrower or any collateral security or guarantee or right of offset held by the Trustees or any Secured Party for the payment of the Secured Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Person in respect of payments made by the Guarantor hereunder, until all payment obligations owing to the Trustees and the Secured Parties by the Borrower on account of the Secured Obligations are paid and performed in full and all Secured Obligation Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Secured
Obligations shall not have been paid and performed in full or the Secured Obligation Commitments shall not have been terminated, such amount shall be held by the Guarantor in trust for the Trustees and the Secured Parties, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Corporate Trustee in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Corporate Trustee, if required), to be applied against the Secured Obligations, whether matured or unmatured, in accordance with the Trust Agreement.

                  4. Amendments, etc. with respect to the Secured Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Secured Obligations made by any Secured Party may be rescinded by such party and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Trustees or any Secured Party, as the case may be, and the Trust Agreement, any Secured Instrument or Security Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the parties thereto may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Trustees or any Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither any Trustee nor any Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Corporate Trustee may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Corporate Trustee to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Trustees or any Secured Party against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  5. Right of Set-off. The Guarantor irrevocably authorizes each Trustee and Secured Party at any time and from time to time without notice to the Guarantor or any other Person, any such notice being expressly waived by the Guarantor to the extent permitted by applicable law, upon any amount becoming due and payable by the Guarantor hereunder to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Trustee or Secured Party or any branch or agency thereof to or for the credit or the account of the Guarantor, or any part thereof, whether or not any Trustee and Secured Party has made any demand for payment. Each Trustee and Secured Party shall notify the Guarantor promptly after any such set-off and application made by such Trustee or Secured Party, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Trustee and Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Trustee or Secured Party may have.

                  6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee, and the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and the Guarantor, on the one hand, and the Trustees and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Secured Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of any of the Secured Obligations, any Secured Instrument, any Security Document or any other collateral security for the Secured Obligations or guarantee or right of offset with respect thereto at any time or from time to time held by the Trustees or any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Trustees or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Secured Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Corporate Trustee and any Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Corporate Trustee or any Secured Party to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Trustees and the Secured Parties against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Trustees and the Secured Parties, and their respective successors, indorsees, transferees and assigns, until all the Secured Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment and performance in full and all Secured Obligation Commitments shall be terminated, notwithstanding that from time to time the Borrower may be free from any Secured Obligations.

                  7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Corporate Trustee or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor or any other Person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any other Person or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  8. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Corporate Trustee without set-off or counterclaim in U.S. Dollars in immediately available funds at the office of the Corporate Trustee located at 765 Broad Street, Newark, New Jersey 07102, Attention:
Corporate Trust Department.

                  9. Representations and Warranties. The Guarantor hereby rep-resents and warrants that:

                  (a) it is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has the partnership power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

                  (b) it has the partnership power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary partnership action to authorize its execution, delivery and performance of this Guarantee;

                  (c) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (d) the execution, delivery and performance of this Guarantee will not violate, result in a default under, or give rise to any acceleration, prepayment, repurchase or redemption obligation of the Guarantor as a result of, any Requirement of Law or Contractual Obligation of the Guarantor and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, other than the Liens created by the Security Documents; and

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee, other than any of the foregoing that have been obtained and are in full force and effect.

                  10. Authority of Trustees. The Guarantor acknowledges that the rights and responsibilities of the Trustees under this Guarantee with respect to any action taken by the Trustees or the exercise or non-exercise by the Trustees of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Trustees and the Secured Parties, be governed by the Trust Agreement and by such other agreements with respect thereto as may exist from time to time among the Secured Parties and the Trustees, but, as between the Trustees and the Guarantor, the Trustees shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  11. Notices. All notices, requests and demands to or upon the Trustees or the Guarantor to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, five days after being deposited in the mails by certified mail, return receipt requested, or (c) if by fax or similar electronic transfer, when received in legible form, addressed as follows:

                  (i) if to the Trustees, c/o the Corporate Trustee at its address or transmission number for notices provided in subsection 9.1 of the Trust Agreement; and

                  (ii) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

                  Each of the Corporate Trustee and the Guarantor may change its address and transmission numbers for notices by giving notice thereof to the other party in the manner provided in this Section.

                  12. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  13. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof, and there are no promises or representations by the Corporate Trustee or any Secured Party rela-tive to the subject matter hereof not reflected herein.

                  14. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Corporate Trustee (at the direction of the Required Secured Parties), provided that any provision of this Guarantee may be waived by the Trustees and the Secured Parties in a letter or agreement executed by the Corporate Trustee (at the direction of the Required Secured Parties) or by facsimile transmission from the Corporate Trustee (at the direction of the Required Secured Parties).

                  (b) Neither any Secured Party nor either Trustee shall by any act (except by a written instrument pursuant to paragraph 14(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party or either Trustee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustees of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Trustees or such Secured Party would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  15. No-Recourse. No claim may be made under this Guarantee against any of the direct or indirect partners of the Guarantor (it being understood that this paragraph 15 shall in no way limit any claims of any Trustee or Secured Party other than under this Guarantee).

                  16. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the con-struction hereof or be taken into consideration in the interpretation hereof.

                  17. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Trustees and the Secured Parties and their successors and assigns; provided, however that the Guarantor shall not have the right to assign its rights hereunder or any interest herein or delegate any of its duties hereunder without the prior written consent of the Required Secured Parties.

                  18. Submission to Jurisdiction; Waivers. The Guarantor here-by irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address set forth under its signature below or at such other address of which the Trustees shall have been notified pursuant hereto; and

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                  19. Governing Law. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  20. WAIVERS OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RE-LATING TO THIS GUARANTEE.

                  21. The Trustees. Notwithstanding anything herein to the contrary, the obligations of the Trustees hereunder are subject to the rights, privileges and protections of the Trust Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                               WIRELESSCO, L.P.

                                               By:   Sprint Spectrum L.P., its
                                                       general partner

                                               By:   Sprint Spectrum Holding
                                                       Company, L.P., its
                                                       general partner


                                               By:  /s/ Robert E. Sleet, Jr.
                                               Title:  Treasurer


                                               Address for Notices:

                                               4717 Grand Avenue, 5th Floor
                                               Kansas City, Missouri  64112
                                               Attention:  Treasurer
                                               Fax:  (816) 559-3550

                                               With a copy to:

                                               4900 Main Street, 12th Floor
                                               Kansas City, Missouri  64112
                                               Attention:  General Counsel
                                               Fax:  (816) 559-2591